UNITED STATES SECURITIES AND EXCHANGE COMMISSION
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INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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Avigen, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AVIGEN, INC.
1301 Harbor Bay Parkway
Alameda, California 94502

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2006

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of AVIGEN, INC., a Delaware corporation. The meeting will be held on Wednesday, May 31, 2006 at 10:00 a.m. local time at the Benjamin Hotel at 125 East 50th Street, New York, New York, in the Morrison Room, 2nd Floor for the following purposes:

1.	To elect two directors to hold office until the 2009 Annual Meeting of Stockholders.

2.	To approve the Avigen, Inc. 2006 Equity Incentive Plan, which is an amendment and restatement of the currently existing Avigen, Inc. 2000 Equity Incentive Plan.

3.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Avigen’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

4.	To conduct any other business properly brought before the meeting.

     These items of business are more fully described in the Proxy Statement accompanying this Notice.

     The record date for the Annual Meeting is April 5, 2006. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

M. Christina Thomson
Vice President, Corporate Counsel and Secretary

Alameda, California
April 19, 2006

     You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

AVIGEN, INC.
1301 Harbor Bay Parkway
Alameda, California 94502

PROXY STATEMENT
FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS
MAY 31, 2006

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

     We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Avigen, Inc. is soliciting your proxy to vote at Avigen’s 2006 Annual Meeting of Stockholders. You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this proxy statement. You do not need to attend the meeting to vote your shares, however. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

     Avigen intends to mail this proxy statement and the accompanying proxy card on or about April 27, 2006, to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

     Only stockholders of record at the close of business on April 5, 2006 will be entitled to vote at the Annual Meeting. On this record date, there were 20,949,677 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

     If on April 5, 2006, your shares were registered directly in your name with Avigen’s transfer agent, American Stock Transfer & Trust Co., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

     If on April 5, 2006, your shares were held not in your name, but rather, in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. Since you are not the stockholder of record, however, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

     There are three matters scheduled for a vote:

  Election of two directors to hold office until the 2009 Annual Meeting of Stockholders;

  The approval of the Avigen, Inc. 2006 Equity Incentive Plan, which is an amendment and restatement of the currently existing Avigen, Inc. 2000 Equity Incentive Plan; and

  The ratification of Ernst & Young LLP as Avigen’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

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How do I vote?

     You may either vote “For” both nominees for director or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

     If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. If you vote by proxy, your shares will be voted as you specify on the proxy card or over the telephone or on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

  To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

  To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Daylight Time on May 30, 2006 to be counted.

  To vote on the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Daylight Time on May 30, 2006 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

     If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Avigen. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

     On each matter to be voted upon, you have one vote for each share of common stock you own as of April 5, 2006.

What if I return a proxy card but do not make specific choices?

     If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of both nominees for director and “For” proposals 2 and 3. If any other matter is properly

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presented at the meeting, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

     We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

     If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

     Yes. You may revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  You may submit another properly completed proxy card with a later date.

  You may send a written notice that you are revoking your proxy to Avigen’s Secretary at 1301 Harbor Bay Parkway, Alameda, California 94502.

  You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

     If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s Annual Meeting?

     To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 20, 2006, to Avigen’s Secretary at 1301 Harbor Bay Parkway, Alameda, California 94502. However, if Avigen’s 2007 Annual Meeting of Stockholders is not held between May 1, 2007 and June 30, 2007, then the deadline will be a reasonable time prior to the time we begin to print and mail our proxy materials. If you wish to bring a proposal before the stockholders at next year’s annual meeting that is not included in next year’s proxy materials, you must notify Avigen’s Secretary, in writing, not later than the close of business on April 1, 2007, nor earlier than the close of business on March 2, 2007. However, if Avigen’s 2007 Annual Meeting of Stockholders is not held between May 1, 2007 and June 30, 2007, you must notify Avigen’s Secretary, in writing, not earlier than 90 days and not later than the later of 60 days prior to Avigen’s 2007 Annual Meeting of Stockholders or, if we make a public announcement of the date of Avigen’s 2007 Annual Meeting of Stockholders fewer than 70 days prior to the date of Avigen’s 2007 Annual Meeting of Stockholders, then 10 days following the day on which we make such public announcement. We also advise you to review Avigen’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. If you do not comply with these requirements, you will not be able to make a stockholder proposal or director nomination at next year’s Annual Meeting.

How are votes counted?

     Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. In addition, with respect to the election of directors, the inspector of election will count the number of “Withhold” votes received by each nominee. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting

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power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

     If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

  For the election of directors, the two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will count towards the quorum but will have no effect.

  To be approved, Proposal No. 2, the approval of the Avigen, Inc. 2006 Equity Incentive Plan, which is an amendment and restatement of the currently existing Avigen, Inc. 2000 Equity Incentive Plan, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy to be approved. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

  To be approved, Proposal No. 3, the ratification of Ernst & Young LLP as Avigen’s independent registered public accounting firm for the fiscal year ending December 31, 2006, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy to be approved. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

     A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by votes at the meeting or by proxy. On the record date, there were 20,949,677 shares outstanding and entitled to vote. Thus 10,474,839 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

     Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

     Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in Avigen’s quarterly report on Form 10-Q for the second quarter of 2006.

PROPOSAL 1
ELECTION OF DIRECTORS

     Avigen’s Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy

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(including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

     The Board of Directors presently has six members. There are two directors in the class whose term of office expires in 2006 — Dr. Prendergast and Mr. Wallace. Dr. Prendergast is currently a director of Avigen who was previously elected by the stockholders. Mr. Wallace was recommended for election to our Board by a third-party search firm. If elected at the Annual Meeting, each of the nominees would serve until the 2009 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

     It is Avigen’s policy to encourage its directors to attend the Annual Meeting and all directors may attend the Annual Meeting telephonically. All of Avigen’s directors attended the 2005 Annual Meeting of Stockholders.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. The two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

     The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2009 ANNUAL MEETING:

Class II Directors

John K. A. Prendergast, Ph.D.

     John K.A. Prendergast, Ph.D., 52, has served as a director of Avigen since December 1992. Since September 2004, Dr. Prendergast has served as our Lead Independent Director. Dr. Prendergast is the President and sole stockholder of SummerCloud Bay Inc., a biotechnology consulting firm he founded in 1993. Dr. Prendergast is currently chairman of the board of directors of Palatin Technologies, Inc. and AVAX Technologies, Inc., both of which are biopharmaceutical companies. Dr. Prendergast also serves as a director of MediciNova, Inc., a biopharmaceutical company, and is currently serving as the executive chairman of the board of directors of Antyra, Inc., a privately held biopharmaceutical company. Dr. Prendergast received M.Sc. and Ph.D. degrees from the University of New South Wales, Sydney, Australia and a C.S.S. in Administration and Management from Harvard University.

     Richard J. Wallace, 54, was appointed a director of Avigen in March 2006. Mr. Wallace is Senior Vice President of Global Commercial Strategy at GlaxoSmithKline (GSK) and a member of their Research and Development Executive, Commercial Operations Committee and Product Management Board. Since joining GSK in 1992, Mr. Wallace has performed a number of roles including Vice President Commercial (Canadian Pharmaceuticals), Vice President US Business Development, and Vice President Sales & Marketing (US Oncology and HIV). During the most recent six years, Mr. Wallace has led Global Clinical Development and Product Strategy in Neurosciences, expanding to all therapeutic areas of the GSK portfolio. Mr. Wallace’s experience prior to joining GSK included eight years with Bristol Myers Squibb and seven years at Johnson & Johnson (in assignments spanning marketing, sales, manufacturing and general management). Mr. Wallace received B.Commerce and B.Com. Honors degrees from Rhodes University, South Africa.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

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DIRECTORS CONTINUING IN OFFICE UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS:

Class III Directors

Kenneth G. Chahine, J.D., Ph.D.

     Kenneth G. Chahine, J.D., Ph.D., 41, was appointed President, Chief Executive Officer and director of Avigen in March 2004. Dr. Chahine served as Avigen’s Chief Operating Officer from July 2002 to March 2004, and prior to that as Vice President, Business Development and Intellectual Property since 1998. Prior to joining Avigen, Dr. Chahine worked at the patent law firm of Madson & Metcalf, P.C. in Salt Lake City from 1994 to 1998. Between 1992 and 1993, Dr. Chahine worked as a research scientist at Parke-Davis Pharmaceuticals, a pharmaceutical company, and held another research scientist post at the University of Utah Department of Human Genetics from 1994 through 1996. Dr. Chahine also served as Western Regional News and Legal Correspondent for Nature Biotechnology from 1996 to 2002. Dr. Chahine holds a J.D. from the University of Utah and a Ph.D. in Biochemistry and Molecular Biology from the University of Michigan.

Daniel Vapnek, Ph.D.

     Daniel Vapnek, Ph.D., 67, has served as a director of Avigen since February 2002. Dr. Vapnek is currently an adjunct professor at the University of California, Santa Barbara. From 1981 through 1999, Dr. Vapnek held various senior research positions at Amgen Inc., a biopharmaceutical company, including Senior Vice President, Research from 1988 to 1996 and Senior Consultant from 1996 to 1999. Prior to joining Amgen, Dr. Vapnek held various professorial positions at the University of Georgia from 1972 to 1981, including Professor of Molecular and Population Genetics, and served as a research associate at the Yale University School of Medicine from 1970 to 1972. Dr. Vapnek currently serves as a director of MediciNova, Inc., a biopharmaceutical company. From October 2000 to November 2004, Dr. Vapnek served on the board of directors of Protein Pathways, Inc., a privately held biotechnology company, and served as chairman of the board and CEO from January 2002 to November 2004. Dr. Vapnek also serves on the board of directors of BioArray Solutions, Inc., a privately held molecular diagnostics company which he co-founded in 1996. Dr. Vapnek received a Ph.D. in Microbiology and a B.S. in Zoology from the University of Miami.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2008 ANNUAL MEETING OF STOCKHOLDERS:

Class I Directors

Zola Horovitz, Ph.D.

     Zola Horovitz, Ph.D., 71, has served as a director of Avigen since November 1994. In December 2005, Dr. Horovitz was appointed Interim Chairman of the Board of Directors of Avigen and Chairman of the Board of Directors on February 23, 2006. Dr. Horovitz has been an independent consultant to pharmaceutical and biotechnology companies since May 1994. From 1991 to May 1994, Dr. Horovitz served as Vice President, Business Development and Planning and from 1990 to 1991 as Vice President, Licensing at Bristol-Myers Squibb Company, a pharmaceutical and healthcare products company. Prior to this, Dr. Horovitz served from 1959 through 1989 in various positions at the Squibb Institute for Medical Research, including Vice President, Research, Planning & Scientific Liaison, Vice President, Drug Development, and Vice President, Biological and Pharmaceutical R&D. Dr. Horovitz currently serves on the board of directors of BioCryst Pharmaceuticals, Inc., Genvec, Inc., Genaera Corporation, Palatin Technologies, Inc., DOV Pharmaceutical Inc., NitroMed, Inc., and Immunicon Corporation, all of which are biotechnology companies. From 1975 through 1993 Dr. Horovitz served on the Scientific Advisory Council at Princeton University and from 1976 through 1989 he served on the Advisory Board of Rutgers University College of Pharmacy. Dr. Horovitz received a Ph.D. and an M.S. in Pharmacology and a B.S. in Pharmacy from the University of Pittsburgh.

Yuichi Iwaki, M.D., Ph.D.

     Yuichi Iwaki, M.D., Ph.D., 56, has served as a director of Avigen since November 1994. Since September 2000, Dr. Iwaki has served as the chairman of the board of directors of MediciNova, Inc., a developmental stage

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pharmaceutical company, and currently serves as a director of BioArray Solutions, Inc, a privately held molecular diagnostics company. Since 1992, Dr. Iwaki has held three professorships at the University of Southern California School of Medicine in the Departments of Urology, Surgery and Pathology, and currently serves as Director of the Transplantation Immunology and Immunogenetic Laboratory. In addition, he holds visiting professorships at the University of California, Irvine, School of Medicine and Nihon University School of Medicine in Japan. Prior to joining the faculty at the University of Southern California School of Medicine, Dr. Iwaki held professorships at the University of Pittsburgh School of Medicine from 1989 to 1991 in the Departments of Surgery and Pathology. Dr. Iwaki received an M.D. and a Ph.D. from Sapporo Medicine School in Sapporo, Japan.

Independence of the Board of Directors

     As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Avigen’s Board of Directors consults with Avigen’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect time to time.

     Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and Avigen, its senior management and its independent registered public accounting firm, the Board has affirmatively determined that all of Avigen’s directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Dr. Chahine, Avigen’s President and Chief Executive Officer. In making this determination, the Board found that none of the directors or nominees for director, other than Dr. Chahine, have a material or other disqualifying relationship with Avigen.

Information Regarding the Board of Directors and its Committees

     As required under applicable Nasdaq listing standards, in 2005 Avigen’s independent directors met four times in regularly scheduled executive sessions at which only independent directors were present.

     Avigen’s Board of Directors has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. The following table provides membership and meeting information for 2005 for each of these committees:

Corporate
Governance and
Name	Audit		Compensation		Nominating
Zola Horovitz, Ph.D.	X		X		X
Yuichi Iwaki, M.D., Ph.D.	X				X
John K.A. Prendergast, Ph.D.	X	*	X	*	X *
Daniel Vapnek, Ph.D.			X		X
Total meetings in 2005	8		3		4

____________________

*     Committee Chairperson

     Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to Avigen.

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Audit Committee

     The Audit Committee of the Board of Directors oversees Avigen’s corporate accounting and financial reporting process and has the direct responsibility for the appointment, compensation, retention and oversight of the work of Avigen’s independent registered public accounting firm, which reports directly and is accountable to the Audit Committee. For this purpose, the Audit Committee performs several functions. The Audit Committee: has the sole authority to select, evaluate, replace and determine the compensation for Avigen’s independent registered public accounting firm; evaluates the independent registered public accounting firm’s performance and assesses its qualifications; has the sole authority to approve audit and permissible non-audit services to be performed by Avigen’s independent registered public accounting firm; oversees the independence of Avigen’s independent registered public accounting firm and is responsible for receiving written statements from Avigen’s independent registered public accounting firm delineating all relationships between Avigen’s independent registered public accounting firm and Avigen consistent with Independence Standards Board Standard No. 1; establishes and maintains procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by Avigen regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews with Avigen’s independent registered public accounting firm the adequacy and effectiveness of Avigen’s internal control over financial reporting; reviews the financial statements to be included in Avigen’s Annual Report on Form 10-K; and has the specific responsibilities and authority necessary to comply with the Nasdaq listing standards applicable to audit committees. The Audit Committee is governed by a written Audit Committee Charter, which is available on our website at www.avigen.com.

     The Board of Directors annually reviews the Nasdaq listing standards definition of independence for audit committee members and has determined that all members of Avigen’s Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). Pursuant to applicable SEC rules, Avigen is required to disclose whether it has an “audit committee financial expert” serving on its Audit Committee. Although each member of the Audit Committee has been selected by the Board based on the Board’s determination that they are fully qualified to monitor the performance of management, the public disclosures by Avigen of its financial condition and results of operations, Avigen’s internal control over financing reporting and the performance of Avigen’s independent registered public accounting firm, as well as to analyze and evaluate Avigen’s financial statements, the Board has determined that none of the members of the Audit Committee meet all of the criteria set forth in such rules qualifying them as an “audit committee financial expert.” The Board has determined that it is not inappropriate for the Audit Committee not to have an “audit committee financial expert” because Avigen’s financial statements are not overly complex, given the current stage of Avigen’s development, and the fact that Avigen does not currently have any regular revenue from operations, such that, in the judgment of the Board, the financial sophistication of the current members of the Audit Committee, as proven by their service on the Audit Committee over the years as well as in their occupations outside of Avigen, is sufficient for the Audit Committee to ensure the integrity of Avigen’s financial statements and to fully and completely fulfill its role under its charter. In addition, the Audit Committee has the ability on its own to retain and determine the compensation for, at Avigen’s expense, special legal, accounting or other advisors or consultants whenever it deems necessary or appropriate.

Compensation Committee

     The Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for Avigen. The Compensation Committee; reviews and approves corporate performance goals and objectives relevant to the compensation of Avigen’s executive officers and other senior management; recommends to the Board for approval the compensation and other terms of employment of Avigen’s Chief Executive Officer; and recommends to the Board for approval the compensation and other terms of employment of the other executive officers. All members of Avigen’s Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards).

Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee of the Board of Directors, in consultation with the Chief Executive Officer, has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve as directors of Avigen. The Corporate Governance and Nominating Committee also has the primary responsibility for evaluating, reviewing and

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considering the recommendation for nomination of current directors for election to the Board of Directors as well as monitoring the size of the Board, has the power and authority to consider Board nominees and proposals submitted by Avigen’s stockholders and to establish any procedures to facilitate stockholder communication with the Board of Directors. In this regard, the Corporate Governance and Nominating Committee recommended to the Board that each of Dr. Prendergast and Mr. Wallace be nominated for reelection as a Class II director at the Annual Meeting. The Corporate Governance and Nominating Committee also periodically reviews, discusses and assesses the performance of the Board of Directors and Board committees; annually recommends to the Board of Directors the chairmanship and membership of each Board committee; develops corporate governance principles and periodically reviews and assesses these principles and their application; oversees and reviews the processes and procedures used by Avigen to provide information to the Board of Directors and its committees; and periodically reviews the compensation paid to non-employee directors for their service on the Board and its committees, and recommends any changes to the full Board for its approval. Avigen’s Corporate Governance and Nominating Committee charter is available on our website at www.avigen.com. All members of the Corporate Governance and Nominating Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards).

     The Corporate Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Avigen, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Avigen’s stockholders. However, the Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are evaluated by the Corporate Governance and Nominating Committee in the context of the current composition of the Board, the operating requirements of Avigen and the long-term interests of Avigen’s stockholders. In conducting this assessment, the Committee considers the criteria for director qualifications set by the Board of Directors, as well as diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Avigen to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Corporate Governance and Nominating Committee reviews such directors’ overall service to Avigen during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Corporate Governance and Nominating Committee will also determine whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Corporate Governance and Nominating Committee may also use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. To date, Avigen has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. The Corporate Governance and Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Corporate Governance and Nominating Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

     The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders. The Corporate Governance and Nominating Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Corporate Governance and Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Corporate Governance and Nominating Committee at the following address: 1301 Harbor Bay Parkway, Alameda, California 94502 not less than six months prior to any meeting at which directors are to be elected. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of Avigen’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. To date, the Corporate Governance and Nominating Committee has not received a timely director nominee from a stockholder of Avigen.

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Meetings of the Board of Directors

     The Board of Directors met five times during the last fiscal year. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

Stockholder Communications with the Board of Directors

     Avigen’s Board of Directors has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board or an individual director may send a written communication addressed as follows: Avigen Board Communication, 1301 Harbor Bay Parkway, Alameda, California 94502. Communications may also be sent by e-mail to the following address: board@avigen.com. Each communication sent must state the number of shares owned by the stockholder making the communication. Each communication will be reviewed by the Corporate Secretary of Avigen who will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, the Corporate Secretary will discard the communication.

Code of Business Conduct and Ethics

     Avigen has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.avigen.com. The Code of Business Conduct and Ethics may be found as follows:

  From our main Web page, first click on “Investors.”

  Next, click on “Corporate Governance.”

  Finally, click on “Code of Business Conduct and Ethics.”

     Avigen intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics by posting such information on its website at the address and the location specified above.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

     The Audit Committee of the Board of Directors for the fiscal year ended December 31, 2005 consisted of Drs. Horovitz, Iwaki and Prendergast. All members of Avigen’s Audit Committee are independent (as independence is defined in Rules 4200(a)(15) and 4350(d) of the Nasdaq listing standards). The Audit Committee is governed by a written Audit Committee Charter adopted by the Board of Directors.

     The Audit Committee oversees Avigen’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in Avigen’s Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee is responsible for reviewing, approving and managing the engagement of Avigen’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and

____________________
1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Avigen under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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compensation to be paid therefor, and all other matters the Audit Committee deems appropriate, including the independent registered public accounting firm’s accountability to the Board and the Audit Committee. The Audit Committee reviewed with Avigen’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States, its judgments as to the quality, not just the acceptability, of Avigen’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with Avigen’s independent registered public accounting firm its independence from management and Avigen, including the matters in the written disclosures and letter received by the Audit Committee from Avigen’s independent registered public accounting firm as required by the Independence Standards Board Standard No. 1, and has considered the compatibility of non-audit services, if any, with the independence of Avigen’s independent registered public accounting firm.

     The Audit Committee discussed with Avigen’s independent registered public accounting firm the overall scope and plans for its audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluation of Avigen’s internal control over financial reporting, and the overall quality of Avigen’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Avigen’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has also retained, subject to stockholder ratification described in Proposal 3, Ernst & Young LLP as Avigen’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

AUDIT COMMITTEE

John K.A. Prendergast, Ph.D., Chairman
Zola Horovitz, Ph.D.
Yuichi Iwaki, M.D., Ph.D.

PROPOSAL 2
APPROVAL OF THE AVIGEN, INC. 2006 EQUITY INCENTIVE PLAN

     On February 23, 2006, the Board adopted the Avigen, Inc. 2006 Equity Incentive Plan (the “2006 Incentive Plan”), subject to stockholder approval. The 2006 Incentive Plan is an amendment and restatement of Avigen’s 2000 Equity Incentive Plan (the “2000 Incentive Plan”). The amendment and restatement of 2000 Incentive Plan as the 2006 Incentive Plan:

  does not increase the number of shares available for grant under this plan;

  enables Avigen to grant incentive stock options to its employees, which enhance the after-tax value of these options to the recipients;

  enables Avigen to use a greater array of stock awards than are currently available under the 2000 Incentive Plan to provide equity incentives to its employees, directors and consultants, which has become more beneficial as a result of recent changes in accounting rules and current trends in equity awards; and

  removes the forty percent limitation on grants to officers and directors, as described in further detail below.

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     The 2000 Incentive Plan was adopted by the Board in June 2000 without stockholder approval. As of March 31, 2006, Avigen’s other option plans had expired and there were no other option plans available for future grants.

     Options granted under the 2000 Incentive Plan prior to its amendment and restatement will continue to be subject to the terms and conditions as set forth in the agreements evidencing such options and the terms of the 2000 Incentive Plan. The key terms of the 2000 Incentive Plan are substantially similar to those of the 2006 Incentive Plan, except as otherwise noted above. An aggregate of 5,000,000 shares of common stock were initially reserved for issuance under the 2006 Incentive Plan, and as a result of the exercise of options to purchase 38,331 shares under the 2006 Incentive Plan, 4,961,669 shares remain reserved for issuance under the 2006 Incentive Plan. This Proposal 2 does not seek an increase in the number of shares that may be issued under the 2006 Incentive Plan beyond those previously reserved for issuance under the 2000 Incentive Plan. The 2006 Incentive Plan is attached as Appendix A to this proxy statement. In the event that the stockholders do not approve this Proposal 2, the 2000 Incentive Plan will remain in effect as it currently exists.

     During the last fiscal year, no options were granted to employees under the 2000 Incentive Plan. At December 31, 2005, options (net of cancelled or expired options) covering an aggregate of 1, 981,208 shares had been granted under the 2000 Incentive Plan and 3,018,792 shares (plus any shares that might in the future be returned to the 2000 Incentive Plan as a result of cancellations or expiration of options) remained available for future grant under the 2000 Incentive Plan.

     Stockholders are requested in this Proposal 2 to approve the 2006 Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 2006 Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the 2006 Incentive Plan are outlined below:

General

     The 2006 Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, stock purchase awards, stock bonus awards, stock unit awards, and other forms of equity compensation (collectively, “stock awards”). By contrast, the 2000 Incentive Plan provides only for the grant of nonstatutory stock options, stock bonuses and rights to acquire restricted stock. Incentive stock options granted under the 2006 Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the 2006 Incentive Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of stock awards. In addition, the 2006 Incentive Plan provides that the entire pool of stock awards are available for grant to all employees (including officers) and consultants of Avigen and its affiliates, and non-employee directors of Avigen. Under the 2000 Incentive Plan, the aggregate number of shares issued pursuant to stock awards granted to officers and directors may not exceed 40% of the total number of shares reserved for issuance under the 2000 Incentive Plan (except that awards granted to officers not previously employed by Avigen as an inducement essential to such individuals entering into employment relationships with Avigen are excluded from this calculation).

Purpose

     The Board adopted the 2006 Incentive Plan to allow Avigen the flexibility to use a wider array of stock awards than are currently available under the 2000 Incentive Plan, which will provide Avigen greater flexibility to provide equity incentives to its employees, directors and consultants to exert maximum efforts for the success of

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Avigen and its affiliates. Further, the Board adopted the 2006 Incentive Plan to remove the 40% limitation on grants to officers and directors, as each of Avigen’s 1996 Non-Employee Directors’ Stock Option Plan and 1996 Equity Incentive Plan terminated in March 2006 and, as a result, the only plan available for grants to be made to employees, directors and consultants currently is the 2000 Incentive Plan.

Administration

     The Board administers the 2006 Incentive Plan. Subject to the provisions of the 2006 Incentive Plan, the Board has the authority to construe and interpret the plan, to determine the persons to whom and the dates on which stock awards will be granted, the number of shares of common stock to be subject to each stock award, the time or times during the term of each stock award within which all or a portion of the award may be exercised, the exercise, purchase, or strike price of each stock award, the type of consideration permitted to exercise or purchase each stock award, and other terms of the stock awards.

     The Board has the authority to delegate some or all of the administration of the 2006 Incentive Plan to a committee or committees composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or solely of two or more “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). For this purpose, a “non-employee director” generally is a director who does not receive remuneration from Avigen other than compensation for service as a director (except for amounts not in excess of specified limits applicable pursuant to Rule 16b-3 under the Exchange Act). An “outside director” generally is a director who is neither a current or former officer of Avigen nor a current employee of Avigen, does not receive any remuneration from Avigen other than compensation for service as a director, and is not employed by and does not have ownership interests in an entity that receives remuneration from Avigen (except within specified limits applicable under regulations issued pursuant to Section 162(m) of the Code). If administration is delegated to a committee, the committee has the authority to delegate certain administrative powers to a subcommittee of one or more members. As used herein with respect to the 2006 Incentive Plan, the “Board” refers to any committee the Board appoints or, if applicable, any subcommittee, as well as to the Board itself.

Eligibility

     Incentive stock options may be granted under the 2006 Incentive Plan only to employees (including officers) of Avigen and its affiliates. Employees (including officers) and consultants of Avigen and its affiliates, and non-employee directors of Avigen, are eligible to receive all other types of stock awards under the 2006 Incentive Plan. All of the approximately 65 employees, directors and consultants of Avigen are eligible to participate in the 2006 Incentive Plan.

     No incentive stock option may be granted under the 2006 Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Avigen or its affiliates, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2006 Incentive Plan and any other plans of Avigen and its affiliates) may not exceed $100,000.

     No person may be granted stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of Avigen’s common stock on the date of grant under the 2006 Incentive Plan covering more than 1,000,000 shares of common stock during any calendar year (the “Section 162(m) Limitation”).

     Under the 2000 Incentive Plan, the aggregate number of shares issued pursuant to stock awards granted to officers and directors may not exceed 40% of the total number of shares reserved for issuance under the 2000 Incentive Plan (except that awards granted to officers not previously employed by Avigen as an inducement essential to such individuals entering into employment relationships with Avigen are excluded from this calculation). If this Proposal 2 is approved by the stockholders, this limitation will no longer apply.

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Stock Subject to the 2006 Incentive Plan

     The aggregate number of shares of common stock authorized for issuance under the 2006 Incentive Plan is 5,000,000. This share reserve consists solely of the number of shares Avigen previously reserved for issuance under the 2000 Incentive Plan. If (i) a stock award granted under the 2006 Incentive Plan expires or otherwise terminates without being exercised in full, (ii) any shares of common stock issued pursuant to a stock award are forfeited to or repurchased by Avigen, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) a stock award is settled in cash, then the shares of common stock not issued under such stock award, or forfeited to or repurchased by Avigen, shall revert to and again become available for issuance under the 2006 Incentive Plan. Under the 2000 Incentive Plan, if any stock award granted under the 2000 Incentive Plan expires or otherwise terminates, in whole or in part, without having been exercised in full, the common stock not acquired shall revert to and again become available for issuance.

     The maximum number of shares of common stock that may be issued under the 2006 Incentive Plan pursuant to the exercise of incentive stock options is 5,000,000 shares.

Terms of Options

     Options may be granted under the 2006 Incentive Plan pursuant to stock option agreements. The following is a description of the permissible terms of options under the 2006 Incentive Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 100% of the fair market value of the stock on the date of grant. By contrast, the exercise price of nonstatutory stock options under the 2000 Incentive Plan may not be less than 85% of the fair market value of the stock on the date of grant. As of April 17 2006, the closing price of Avigen’s common stock as reported on the Nasdaq National Market was $6.14 per share.

     Consideration. The exercise price of options granted under the 2006 Incentive Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other common stock of Avigen, (ii) pursuant to a broker-assisted cashless exercise, or (iv) in any other form of legal consideration acceptable to the Board. Under the 2000 Incentive Plan, payment of the exercise price may be made in cash or by check at the time the option is exercised, or at the discretion of the Board, (i) by delivery of other common stock of Avigen, (ii) pursuant to a deferred payment or other similar arrangement or (iii) in any other form of legal consideration acceptable to the Board.

     Vesting. Options granted under the 2006 Incentive Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board. Vesting typically will occur during the optionholder’s continued service with Avigen or an affiliate, whether such service is performed in the capacity of an employee, director, or consultant (collectively, “service”) and regardless of any change in the capacity of the service performed. Shares covered by different options granted under the 2006 Incentive Plan may be subject to different vesting terms. The Board has the authority to accelerate the time during which an option may vest or be exercised.

     Tax Withholding. To the extent provided by the terms of a stock option agreement, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of the option by a cash payment upon exercise, by authorizing Avigen to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock of Avigen, or by a combination of the foregoing.

     Term. The maximum term of options granted under the 2006 Incentive Plan is 10 years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

     Termination of Service. Options under the 2006 Incentive Plan generally terminate three months after termination of the participant’s service unless (i) termination is due to the participant’s disability, in which case the

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option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of service, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months following the participant’s death by the person or persons to whom the rights to such option have passed; or (iii) the option by its terms specifically provides otherwise. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term.

     Restrictions on Transfer. A participant in the 2006 Incentive Plan may not transfer an incentive stock option other than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable in certain limited instances. A participant may also designate a beneficiary who may exercise an option following the participant’s death.

Terms of Stock Appreciation Rights

     Stock appreciation rights may be granted under the 2006 Incentive Plan pursuant to stock appreciation right agreements.

     Exercise. Each stock appreciation right is denominated in shares of common stock equivalents. Upon exercise of a stock appreciation right, Avigen will pay the participant an amount equal to the excess of (i) the aggregate fair market value on the date of exercise of a number of common stock equivalents with respect to which the participant is exercising the stock appreciation right, over (ii) the strike price determined by the Board on the date of grant.

     Settlement of Awards. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of Avigen’s common stock, or any other form of consideration determined by the Board.

     Vesting. Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Board.

     Termination of Service. Upon termination of a participant’s service, the participant generally may exercise any vested stock appreciation right for three months (or such longer or shorter period specified in the stock appreciation right agreement) after the date such service relationship ends. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Stock Purchase Awards and Stock Bonus Awards

     Stock purchase awards and stock bonus awards may be granted under the 2006 Incentive Plan pursuant to stock purchase award agreements and stock bonus award agreements, respectively.

     Purchase Price. The purchase price for stock purchase awards must be at least the par value of Avigen’s common stock.

     Consideration. The purchase price for stock purchase awards may be payable in cash, by past or future services rendered to Avigen or its affiliates, or in any other form of legal consideration acceptable to the Board. The Board may grant stock bonus awards in consideration for past or future services rendered to Avigen or in exchange for any other form of legal consideration acceptable to the Board, without the payment of a purchase price. Under the 2000 Incentive Plan, the purchase price for stock purchase awards may be payable in cash, or at the discretion of the Board, pursuant to a deferred payment or other similar arrangement, or in any other form of legal consideration acceptable to the Board. Under the 2000 Incentive Plan, stock bonus awards may only be granted in consideration for past services.

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     Vesting. Shares of stock acquired under a stock purchase or stock bonus award may, but need not, be subject to a repurchase option in favor of Avigen or forfeiture to Avigen in accordance with a vesting schedule as determined by the Board. The Board has the authority to accelerate the vesting of stock acquired pursuant to a stock purchase or stock bonus award.

     Termination of Service. Upon termination of a participant’s service, Avigen may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable stock purchase award or stock bonus award agreement.

     Restrictions on Transfer. Rights to acquire shares under a stock purchase or stock bonus award may be transferred only upon such terms and conditions as determined by the Board.

Terms of Stock Unit Awards

     Stock unit awards may be granted under the 2006 Incentive Plan pursuant to stock unit award agreements.

     Consideration. The purchase price for stock unit awards may be paid in any form of legal consideration acceptable to the Board.

     Settlement of Awards. A stock unit award may be settled by the delivery of shares of Avigen’s common stock, in cash, or by any combination of these means as determined by the Board.

     Vesting. Stock unit awards vest at the rate specified in the stock unit award agreement as determined by the Board. However, at the time of grant, the Board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the stock unit award after vesting.

     Dividend Equivalents. Dividend equivalent rights may be credited with respect to shares covered by a stock unit award. Avigen does not anticipate paying cash dividends on its common stock for the foreseeable future, however.

     Termination of Service. Except as otherwise provided in the applicable award agreement, stock units that have not vested will be forfeited upon the participant’s termination of service.

Performance-Based Stock Awards

     Under the 2006 Incentive Plan, a stock award may be granted, vest or be exercised based upon certain service conditions or upon the attainment of certain performance goals during a certain period of time. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained shall be determined by the Board. The maximum amount to be received by any individual in any calendar year attributable to such performance-based stock awards may not exceed the value of 1,000,000 shares of Avigen’s common stock.

     In granting a performance-based stock award, the Board will set a period of time (a “performance period”) over which the attainment of one or more goals (“performance goals”) will be measured for the purpose of determining whether the award recipient has a vested right with respect to such stock award. Within the time period prescribed by Section 162(m) of the Code, the Board will establish the performance goals, based upon one or more pre-established criteria (“performance criteria”) enumerated in the 2006 Incentive Plan and described below. As soon as administratively practicable following the end of the performance period, the Board will certify in writing whether the performance goals have been satisfied. The Board is authorized to make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring accounting charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. The Board also retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals.

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     Performance goals under the 2006 Incentive Plan shall be determined by the Board, based on one or more of the following performance criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total stockholder return; (vi) return on equity; (vii) return on assets, investment, or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added; (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders’ equity; and (xxxii) other measures of performance selected by the Board.

Terms of Other Equity Awards

     The Board may grant other equity awards that are valued in whole or in part by reference to Avigen’s common stock. Subject to the provisions of the 2006 Incentive Plan, the Board has the authority to determine the persons to whom and the dates on which such other equity awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards.

Changes to Capital Structure

     If any change is made to the outstanding shares of Avigen’s common stock without Avigen’s receipt of consideration (whether through a stock split or other specified change in the capital structure of Avigen), appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2006 Incentive Plan, (ii) the maximum number and/or class of securities issuable upon the exercise of incentive stock options, (iii) the maximum number and/or class of securities for which any one person may be granted stock awards pursuant to the Section 162(m) Limitation or pursuant to performance-based stock awards, and (iv) the number and/or class of securities and the price per share in effect under each outstanding stock award under the 2006 Incentive Plan.

Corporate Transactions; Changes in Control

     In the event of a corporate transaction, all outstanding stock awards under the 2006 Incentive Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by individuals then performing services for Avigen or its affiliates, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will terminate if not exercised prior to the effective date of the corporate transaction, and (ii) all other outstanding stock awards will terminate if not exercised prior to the effective time of the corporate transaction. Other stock awards, such as stock purchase awards may have their repurchase or forfeiture rights assigned to the surviving or acquiring entity (or its parent company) in the corporate transaction. If such repurchase or forfeiture rights are not assigned, then such stock awards will become fully vested. However, in the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the Board may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but will instead receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the stock award would have received upon the exercise of the stock award, over (ii) any exercise price payable by such holder in connection with such exercise.

     For purposes of the 2006 Incentive Plan, a corporate transaction will be deemed to occur in the event of (i) a sale of all or substantially all of the consolidated assets of Avigen and its subsidiaries, (ii) the sale of at least 90% of the outstanding securities of Avigen, (iii) a merger or consolidation in which Avigen is not the surviving corporation, or (iv) a merger or consolidation in which Avigen is the surviving corporation but shares of Avigen’s outstanding common stock are converted into other property by virtue of the transaction.

     The Board has the discretion to provide that a stock award under the 2006 Incentive Plan will immediately vest as to all or any portion of the shares subject to the stock award (i) immediately upon the occurrence of certain

17.

specified change in control transactions, whether or not such stock award is assumed, continued, or substituted by a surviving or acquiring entity in the transaction, or (ii) in the event a participant’s service with Avigen or a successor entity is terminated, actually or constructively, within a designated period following the occurrence of certain specified change in control transactions. Stock awards held by participants under the 2006 Incentive Plan will not vest on such an accelerated basis unless specifically provided by the participant’s applicable award agreement.

     The acceleration of vesting of a stock award in the event of a corporate transaction or change in the ownership or control of Avigen may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Avigen.

Duration, Termination and Amendment

     The Board may suspend or terminate the 2006 Incentive Plan without stockholder approval or ratification at any time. Unless sooner terminated, the 2006 Incentive Plan will terminate on February 21, 2016.

     The Board may amend or modify the 2006 Incentive Plan at any time, subject to any required stockholder approval. Stockholder approval will be required for any amendment that (i) materially increases the number of shares available for issuance under the 2006 Incentive Plan; (ii) materially expands the class of individuals eligible to receive stock awards under the 2006 Incentive Plan; (iii) materially increases the benefits accruing to the participants under the 2006 Incentive Plan or materially reduces the price at which shares of common stock may be issued or purchased under the 2006 Incentive Plan; (iv) materially extends the term of the 2006 Incentive Plan; or (v) expands the types of awards available for issuance under the 2006 Incentive Plan.

     The Board also may submit any other amendment to the 2006 Incentive Plan intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

     The following is a summary of the principal United States federal income taxation consequences to employees and Avigen with respect to participation in the 2006 Incentive Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

     Incentive Stock Options. Incentive stock options granted under the 2006 Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or Avigen by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

     If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, Avigen will not be entitled to any income tax deduction.

     Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

     To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally Avigen will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code,

18.

and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, Avigen will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

     Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

     Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, Avigen is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, Avigen will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

     Stock Purchase Awards and Stock Bonus Awards. Upon receipt of a stock purchase or stock bonus award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. Avigen will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

     However, if the shares issued upon the grant of a stock purchase or stock bonus award are unvested and subject to repurchase by Avigen in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when Avigen’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses, over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (x) the fair market value of the shares on the date of issuance, over (y) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses.

     Upon disposition of the stock acquired upon the receipt of a stock purchase or stock bonus award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

     Stock Unit Awards. No taxable income is recognized upon receipt of a stock unit award. The participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and Avigen will be required to satisfy certain tax withholding requirements applicable to such income. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Avigen will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

     Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that

19.

compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Avigen, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if such awards are granted by a compensation committee comprised solely of “outside directors” and the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant.

     Compensation attributable to stock appreciation rights with exercise or strike prices less than fair market value on the date of grant, stock purchase awards, stock bonus awards, and stock unit awards will qualify as performance-based compensation, provided that: (i) the award is granted by the Compensation Committee (which is comprised solely of “outside directors”); (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the Compensation Committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

Equity Compensation Plan Information

     The following table provides certain information with respect to all of Avigen’s equity compensation plans in effect as of December 31, 2005:

			Number of securities
			remaining available for
	Number of securities to be		issuance under equity
	issued upon exercise of	Weighted-average exercise	compensation plans
	outstanding options, warrants	price of outstanding options,	(excluding securities reflected
	and rights	warrants and rights	in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans
approved by security holders (1)	1,520,002	$8.49	1,779,754
Equity compensation plans not
approved by security holders	1,967,252	$12.71	3,018,792
Total	3,487,254	$10.87	4,798,546

     (1) As of March 29, 2006, both equity compensation plans that had previously been approved by securityholders have expired. As of that date, options to issue approximately 2.5 million shares were outstanding and options representing approximately 0.9 million shares were cancelled and no longer available for issuance.

     The only equity compensation plan of Avigen in effect as of December 31, 2005 adopted without the approval of Avigen’s security holders was the 2000 Incentive Plan. The 2000 Incentive Plan was adopted by the Board in June 2000 without stockholder approval. As described above, the 2006 Incentive Plan was adopted by the Board in February 2006 as an amendment and restatement of the 2000 Incentive Plan, subject to stockholder approval. The material features of the 2006 Incentive Plan are substantially similar to the 2000 Incentive Plan, except as noted above.

20.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has selected Ernst & Young LLP as Avigen’s independent registered public accounting firm for the fiscal year ending December 31, 2006, and has further directed that management submit the selection of Ernst & Young LLP as Avigen’s independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited Avigen’s financial statements since its inception in 1992. Representatives of Ernst & Young LLP are not expected to be present at The Annual Meeting. Therefore, we do not expect them to make a statement, nor do we expect them to be available to respond to appropriate questions.

     Neither Avigen’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as Avigen’s independent registered public accounting firm. However, the Board of Directors, on behalf of the Audit Committee, is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Avigen and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

Independent Registered Public Accounting Firm Fees

     The following is a summary of the aggregate fees billed to Avigen by Ernst & Young LLP for professional services rendered for the fiscal years ended December 31, 2005 and 2004.

	Fiscal Year Ended
	December 31,
	2005	2004
Audit Fees	$375,000	$344,175
Audit-Related Fees	__	__
Tax Fees	__	__
All Other Fees	1,500	1,030
Total Fees	$376,500	$345,205

     Audit Fees. Consists of fees for professional services rendered for the audit of Avigen’s annual financial statements and reviews of the interim financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with regulatory filings or engagements.

     Audit-Related Fees. During the fiscal years ended December 31, 2005 and 2004, no audit-related services were performed by Ernst & Young LLP.

     Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. For the fiscal years ended December 31, 2005 and 2004, no tax fees were approved or billed by Ernst & Young LLP.

21.

     All Other Fees. Consists of fees for products and services other than the services described above. For the fiscal years ended December 31, 2005 and 2004, these fees related to a subscription to Ernst & Young’s online financial regulations research tool.

     The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the registered public account firm’s independence.

Pre-Approval of Audit and Non-Audit Services

     Avigen’s Audit Committee pre-approves all audit and permissible non-audit services provided by Avigen’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engaging Avigen’s independent registered public accounting firm to render an audit or permissible non-audit service, the Audit Committee specifically approves the engagement of Avigen’s independent registered public accounting firm to render that service. Accordingly, Avigen does not engage its independent registered public accounting firm to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. As such, the engagement of Ernst & Young LLP to render the services described in the categories above was approved by the Audit Committee in advance of the rendering of those services.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of Avigen’s common stock as of March 15, 2006 (except as noted) by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table presented later in this proxy statement; (iii) all executive officers and directors of Avigen as a group; and (iv) all those known by Avigen to be beneficial owners of more than five percent of its common stock. Mr. Wallace, currently a director of Avigen, does not appear on the table as he was not a director on March 15, 2006.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Directors and Executive Officers
Kenneth G. Chahine, J.D., Ph.D. (2)	402,592	1.89%
Thomas J. Paulson (3)	396,042	1.86%
M. Christina Thomson, J.D.(2)	103,144	*
Dawn McGuire, M.D(2).	81,530	*
Michael D. Coffee (2)	48,186	*
Yuichi Iwaki, M.D., Ph.D.(4)	118,264	*
John K.A. Prendergast, Ph.D.(5)	136,108	*
Zola Horovitz, Ph.D.(2)	72,500	*
Daniel Vapnek, Ph.D.(2)	27,383	*
All executive officers and directors as a group (10 persons)(6)	1,132,875	5.16%

5% Stockholders
Federated Investors, Inc.(7)	3,114,093	14.87%
Federated Investors Tower

Pittsburgh, PA 15222-3779

22.

Dimensional Fund Advisors Inc.(8)	1,760,410	8.41
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

_____________

*	Less than one percent.

(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Avigen believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 20,943,352 shares outstanding on March 15, 2006, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of each of the individuals and entities listed in this table is c/o Avigen at the address on the first page of this proxy statement.

(2)	Consists solely of shares issuable upon the exercise of options that are exercisable within 60 days of the date of this table.

(3)	Includes 377,887 shares issuable upon the exercise of options held by Mr. Paulson that are exercisable within 60 days of the date of this table. Also includes 1,000 shares held in the name of Mr. Paulson’s wife.

(4)	Includes 66,250 shares issuable upon the exercise of options held by Dr. Iwaki that are exercisable within 60 days of the date of this table, as well as 48,371 shares of common stock held by the Iwaki Family Limited Partnership. Dr. Iwaki is a partner of the Iwaki Family Limited Partnership and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Dr. Iwaki also holds 3,643 shares of common stock with his wife.

(5)	Includes 77,500 shares issuable upon the exercise of options held by Dr. Prendergast that are exercisable within 60 days of the date of this table.

(6)	Includes an aggregate of 1,022,103 shares issuable upon exercise of options and warrants which executive officers and directors of Avigen have the right to acquire within 60 days of the date of this table. Due to Mr. Paulson’s resignation from Avigen in January 2006, such number does not include shares held by Mr. Paulson, nor does such number include any shares issuable upon the exercise of options held by Mr. Paulson that are exercisable within 60 days of the date of this table.

(7)	Based upon a Schedule 13G/A filed with the SEC on February 14, 2006 by Federated Investors, Inc. (“FII”) in its capacity as the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp. (together, the “Investment Advisers”), which act as investment advisers to registered investment companies and separate accounts that own such shares. The Investment Advisers are wholly owned subsidiaries of FII Holdings, Inc., which is wholly owned subsidiary of FII. All of FII’s outstanding voting stock is held in a Voting Shares Irrevocable Trust (the “Trust”) for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”). FII and the Trust each has sole voting and dispositive power over the shares; each of the Trustees shares voting and dispositive power over the shares. FII, the Trust and each of the Trustees expressly disclaim beneficial ownership of the shares. Schedule 13G provides information only as of December 31, 2005 and, consequently, FII’s beneficial ownership of Avigen’s common stock may have changed between December 31, 2005 and March 15, 2006.

(8)	Based upon a Schedule 13G/A filed with the SEC on February 6, 2006 by Dimensional Fund Advisors Inc. (“DFA”). DFA, a registered investment advisor, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts (the “Funds”). In its role as investment advisor or manager, DFA possesses voting and/or investment power over such shares owned by the Funds, and may be deemed

23.

to be the beneficial owner of such shares. DFA disclaims beneficial ownership of such shares. The Schedule 13G provides information only as of December 31, 2005 and, consequently, DFA’s beneficial ownership of Avigen’s common stock may have changed between December 31, 2005 and March 15, 2006.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Avigen’s directors and executive officers, and persons who own more than ten percent of a registered class of Avigen’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Avigen. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Avigen with copies of all Section 16(a) forms they file.

     To Avigen’s knowledge, based solely on a review of the copies of such reports furnished to Avigen and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

Compensation of Directors

     Effective January 1, 2006, each of Avigen’s non-employee directors receives an annual retainer of $28,000. Any non-employee director that serves as Chairman of Avigen’s Board receives, in addition to regular payments for service rendered as a member of the Board, an additional annual retainer of $28,000. Dr. Zola Horovitz is currently designated as Chairman of the Board. Any non-employee director that serves as the Lead Independent Director of Avigen’s Board receives, in addition to regular payments for service rendered as a member of the Board, an additional annual retainer of $14,000 to be paid in quarterly installments. Dr. John K.A. Prendergast is currently designated as the Lead Independent Director. There are no additional fees for attendance at Board or committee meetings; however, Avigen reimburses members of the Board for their expenses incurred in connection with attendance at Board and committee meetings in accordance with Avigen’s policy. In the fiscal year ended December 31, 2005, the total compensation paid to non-employee directors was $90,500.

     Prior to the expiration of Avigen’s 1996 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”) in March 2006, each of Avigen’s non-employee directors also received non-discretionary stock option grants under the Directors’ Plan. Only non-employee directors of Avigen were eligible to receive options under the Directors’ Plan. Under the terms of the Directors’ Plan, non-employee directors received an initial grant of 15,000 shares upon becoming a director, and annual grants of 10,000 shares at each annual meeting. The options were granted with an exercise price equal to the fair market value on the date of grant, and vested in three equal annual installments. However, as the Directors’ Plan has expired, no further grants will be made under the Directors’ Plan. Each of Avigen’s non-employee directors qualifies to receive stock option grants under Avigen’s 2000 Equity Incentive Stock Option Plan. The Board has determined that non-employee directors of Avigen, not serving as Chairman, will be granted options to purchase 20,000 shares of Avigen’s common stock at each annual meeting of Avigen’s stockholders if such non-employee director has served for the entire preceding year. An option to purchase a prorated number of shares is granted each non-employee director who has served for less than the full preceding year. In addition, each director who is elected for the first time to be a non-employee director of Avigen will be granted an option to purchase 30,000 shares upon the date of initial election to the Board whether by the Board or stockholders of Avigen.

     The Board has also determined that any non-employee director that serves as Chairman of Avigen’s Board shall be granted options to purchase 40,000 shares of Avigen’s common stock at each annual meeting of Avigen’s stockholders. On February 7, 2006, in recognition of Dr. Horovitz’s service as Interim Chairman of the Board since December 2005, the Board of Directors of Avigen granted Dr. Horovitz an option to purchase 20,000 shares of Avigen’s common stock with an exercise price equal to the fair market value of the common stock on the date of grant, for service up and until the next annual meeting of Avigen’s stockholders.

24.

     During the last fiscal year, Avigen made four grants of options to the group of non-employee directors of Avigen then in office (Drs. Horovitz, Iwaki, Prendergast and Vapnek) under the Directors’ Plan. Each of Drs. Horovitz, Iwaki, Prendergast and Vapnek received options covering 10,000 shares at an exercise price per share of $2.96, the fair market value of such common stock on the date of grant. As of March 15, 2006, options to purchase 25,000 shares had been exercised under the Directors’ Plan.

Compensation of Executive Officers

     The following table shows for the calendar years ended December 31, 2003, 2004 and 2005, compensation awarded or paid to, or earned by, the persons who served as Avigen’s Chief Executive Officer and its other four most highly compensated executive officers at December 31, 2005 (the “Named Executive Officers”). Historically, Avigen performed annual compensation reviews for the twelve-month periods from July 1 through June 30, including the period ended June 30, 2005. As such, the salary and bonus components of the Named Executive Officers’ compensation listed in the table below reflects salary and bonus actually earned during the period, treating the bonus as having been earned ratably over the twelve months ending with the applicable month of June. In February 2006, the Board of Directors adopted a proposal to change Avigen’s review period to a calendar year, that is, from January 1 to December 31. As a result, the board elected to create two nine-month review periods ending March 31, 2006 and December 31, 2006. Stock option awards are reported in the calendar year in which such awards were granted.

Summary Compensation Table

						Long-Term
	Annual Compensation					Compensation
					Other	Securities	All Other
					Annual	Underlying	Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)	Compensation ($)	Options (#)	($) (1)
Kenneth G. Chahine, J.D., Ph.D.,	2005	385,964		111,532	—	33,000	3,525	(2)
President and	2004	343,775		73,199	—	125,000	2,952	(2)
Chief Executive Officer	2003	286,325		25,000	—	75,000	2,952	(2)

Michael D. Coffee (3)	2005	252,539		46,000	—	157,000	3,555
Chief Business Officer	2004	—		—	—	—	—
	2003	—		—	—	—	—

Thomas J. Paulson (4)	2005	264,348		15,627	—	9,900	10,345 9,290	(5)
Vice President, Finance,	2004	255,432		25,627	—	50,000		(5)
and Chief Financial Officer	2003	246,777		10,000	—	40,000	7,594	(6)

Dawn McGuire, M.D. (7)	2005	250,049		54,086	—	16,500	4,395	(8)
Chief Medical Officer	2004	234,720	(9)	33,419	—	145,000	5,730	(10)
	2003	—		—	—	—	—

M. Christina Thomson, J.D.	2005	226,935		51,921	—	16,500	2,861
Vice President, Corporate	2004	194,700		28,755	—	100,000	2,500
Counsel and Secretary
	2003				—	12,500	2,500
*_______________

25.

(1)	Except as otherwise indicated, represents insurance premiums paid by Avigen with respect to supplemental long-term care insurance for the benefit of the Named Executive Officer and up to $2,500 of matching contributions to Avigen’s 401(k) savings plan.

(2)	Includes $452 for insurance premiums paid by Avigen with respect to additional long term disability insurance for each of the calendar years ended December 31, 2005, 2004 and 2003.

(3)	Mr. Coffee joined Avigen in February 2005.

(4)	Mr. Paulson resigned from Avigen in January 2006.

(5)	Includes $6,790 for insurance premiums paid by Avigen with respect to additional long term disability insurance for each of the calendar years ended December 31, 2005 and 2004.

(6)	Includes $5,094 for insurance premiums paid by Avigen with respect to additional long term disability insurance.

(7)	Dr. McGuire resigned from Avigen in April 2006.

(8)	Includes $4,395 for insurance premiums paid by Avigen with respect to additional long term disability insurance.

(9)	Dr. McGuire joined Avigen in January 2004.

(10)	Includes $1,800 representing consulting fees paid by Avigen to Dr. McGuire and $3,930 for insurance premiums paid by Avigen with respect to additional long term disability insurance.

Stock Option Grants and Exercises

     The following tables show for the fiscal year ended December 31, 2005 certain information regarding options granted to, and held at year end by, each of the Named Executive Officers. All options were granted pursuant to the 1996 Equity Incentive Plan. No stock options were exercised by any of the Named Executive Officers during 2005.

Option Grants in Last Fiscal Year

					Potential Realizable
					Value at Assumed
					Annual Rates of
					Stock Price
					Appreciation for
					Option Term (3)
	Individual Grants
	Number of	% of
	Securities	Total Options
	Underlying	Granted to	Exercise
	Options	Employees	or Base
	Granted	in Fiscal	Price	Expiration
Name	(#) (1)	Year (2)	($/Sh)	Date	5% ($)	10% ($)

Dr. Chahine	33,000	5.17%	$3.14	7/1/15	$65,166	$ 165,144
Mr. Coffee	150,000	23.50%	2.86	2/23/15	269,796	683,716
	7,000	1.10%	3.14	7/1/15	13,823	35,030
Mr. Paulson	9,900	1.55%	3.14	7/1/15	19,550	49,543
Dr. McGuire	16,500	2.58%	3.14	7/1/15	32,583	82,572
Ms. Thomson	16,500	2.58%	3.14	7/1/15	32,583	82,572
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(1)	Options granted become exercisable at the rate of 6.25% of the shares subject to the option each quarter for four years. The options expire 10 years from the date of grant, or earlier upon termination of employment. The exercise price per share was equal to the fair market value of Avigen’s common stock on the date of grant.

(2)	Based upon options to purchase 638,366 shares granted to employees of Avigen during the fiscal year ended December 31, 2005.

(3)	The potential realizable value is calculated based on the term of the option at its time of grant, or ten years, compounded annually. Assumed stock price appreciation of 5% and 10% is used pursuant to rules promulgated by the SEC. The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised and sold on the last day of its term at the appreciated price. No gain to the optionee is possible unless the stock price increases over the option term.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

	Number of
	Securities Underlying		Value of Unexercised
	Unexercised Options at		In-the-Money Options at
	December 31, 2005 (#)(1)		December 31, 2005 ($)(2)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Dr. Chahine	368,779	156,721	$-	$-
Mr. Coffee	28,562	128,438	4,781	20,719
Mr. Paulson	360,711	68,189	-	-
Dr. McGuire	61,343	100,157	-	-
Ms. Thomson	85,770	91,563	-	-

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(1)       Reflects shares vested and unvested at December 31, 2005.

(2)       Value is based on the fair market value of Avigen’s common stock at December 30, 2005 ($3.03) with respect to in-the-money options minus the exercise price of the options.

Employment, Severance and Change of Control Agreements

Severance Agreements.

     In January 2006, Thomas J. Paulson resigned as the Chief Financial Officer of Avigen. In connection with his resignation, Avigen entered into a severance agreement with him in which Avigen agreed to pay severance benefits including base salary for a period of one year and continued health benefits for twelve months. In addition, Avigen agreed to modify outstanding stock options held by Mr. Paulson to allow for six months of additional vesting and an extended period to exercise all vested stock options for the lesser of two years or the maximum contract life.

Change of Control Agreements.

     Avigen has established a Management Transition Plan. The Management Transition Plan is intended to attract and retain key executive talent for Avigen. An employee of Avigen becomes a participant in the Management Transition Plan only if Avigen delivers to that employee a Management Transition Plan Eligibility Notice, in which case the employee becomes a “Participant” in the Management Transition Plan. Each of Dr. Chahine, Mr. Coffee and Ms. Thomson is a participant in the Management Transition Plan. Mr. Paulson and Dr. McGuire were participants in the Management Transition Plan prior to their ceasing to be officers of Avigen.

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     A Participant in the Management Transition Plan will receive, if the Participant’s employment with Avigen terminates due to an “involuntary termination” or a “constructive termination,” as those terms are defined in the Management Transition Plan, in either case within two (2) months prior to or eighteen (18) months following a “change in control” (defined in the Management Transition Plan), the following benefits:

     (a) salary continuation for the number of months designated in the Management Transition Plan Eligibility Notice given to the Participant (18 months in the case of Dr. Chahine, and 12 months in the case of each of Mr. Coffee and Ms. Thomson and, prior to their respective departures, 12 months in the case of each of Mr. Paulson and Dr. McGuire);

     (b) accelerated stock option vesting and extended exercisability as provided in the Management Transition Plan Eligibility Notice given to the Participant (full option vesting and 2 years extended exercisability in the case of each of Dr. Chahine, Mr. Coffee, and Ms. Thomson and, prior to their respective departures, each of Mr. Paulson and Dr. McGuire); and

     (c) Avigen will pay the COBRA premiums for the Participant for the number of months designated in the Management Transition Plan Eligibility Notice given to the Participant (12 months in the case of each of Dr. Chahine, Mr. Coffee and Ms. Thomson and, prior to their respective departures, each of Mr. Paulson and Dr. McGuire), or until such earlier date as the Participant shall secure subsequent employment that shall provide the Participant with substantially similar health benefits.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Avigen entered into a severance agreement with Thomas J. Paulson, who resigned as the Chief Financial Officer of Avigen in January 2006. See “Employment, Severance and Change of Control Agreements – Severance Agreement” above for a description of this agreement.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION2

     The Compensation Committee of the Board of Directors is currently comprised of Drs. Horovitz, Prendergast and Vapnek, all of whom are independent (as independence is currently defined in Rule 4200(a)(15) of the NASD listing standards). The Committee is responsible for reviewing and approving the overall compensation strategy and policies for Avigen’s executive officers and other senior management, including criteria upon which executive compensation is determined and the components of compensation. The Committee reviews corporate goals and objectives upon which executive compensation will be based and evaluates the performance of Avigen’s management, including its Chief Executive Officer, in light of these goals and objectives.

     Historically, Avigen performed annual compensation reviews for twelve-month periods from July 1 through June 30, including the period ended June 30, 2005. In February 2006, the Board of Directors adopted a proposal to change Avigen’s review period to a calendar year, that is, from January 1 to December 31. The Board believes that this change will enable the Committee to more effectively track and evaluate management’s performance in achieving corporate goals which are based on Avigen’s fiscal year and to provide shareholders with more timely assessments of management’s performance in our annual proxy reports.

     In order to effectively make this transition, the Board elected to create two nine-month review periods ending March 31, 2006 and December 31, 2006. As a result, in this report, the Committee has presented two sets of assessments. The first reflecting the period July 1, 2004 through June 30, 2005 and the second reflecting the nine-month period from July1, 2005 through March 31, 2006. For each of these assessments, the Committee evaluated management’s performance based on the achievement of corporate goals set by the Chief Executive Officer and the Board and individual performance during the respective periods.

____________________
2 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Avigen under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

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Compensation Philosophy

     The primary goal of the compensation program is to align compensation with business objectives and performance. Avigen’s aim is to attract, retain and reward executive officers and other key employees who contribute to the long-term success of Avigen and to motivate those individuals to enhance long-term stockholder value. To establish this relationship between executive compensation and the creation of stockholder value, the Board of Directors has adopted a total compensation package comprised of base salary, bonus and stock option awards. Key elements of this program are:

  Avigen pays competitively with biotechnology companies with which Avigen competes for talent;

  Avigen maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels; and

  Avigen provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to Avigen’s business challenges and opportunities as owners and not just as employees.

Compensation Program for Senior Management

     Avigen is a development stage Company that does not anticipate generating significant revenues or achieving profitability for at least the next few years. In order to assess the performance of Avigen’s executives, the Compensation Committee relies on other indicators of operating performance other than financial metrics that have been approved by the Board and the Chief Executive Officer and are designed to reflect the goal-driven approach toward becoming a fully integrated commercial biopharmaceutical company. Avigen’s compensation program relies on three main areas of compensation and the Compensation Committee applies its evaluation to strike a balance among the following three elements:

     Base Salary. The Compensation Committee reviews each executive officer’s base salary. Among the factors taken into consideration are (1) individual and corporate performance, (2) levels of responsibility, (3) prior experience, (4) breadth of knowledge of the industry and (5) competitive pay practices. To assess competitive pay practices, the Compensation Committee uses industry source material, such as the Radford Biotechnology Survey, as well as individual analyses of companies with similar profiles in terms of personnel, stage of development and current performance. The Compensation Committee does not assign any specific weighting to these various factors when determining base salary.

     Bonus. Avigen believes that executive performance may be maximized via a system of variable annual incentive awards. The Committee determined the level of bonus awards earned based on a targeted bonus between 30% and 40% of base salary for each executive officer which was then modified to reflect the performance assessment of Avigen’s overall progress and each individual officer’s achievements. These two factors are weighted evenly.

     Long-Term Incentives. Avigen’s long-term incentive program consists of stock option grants under Avigen’s equity compensation plans. In prior years, Avigen granted stock options to its executive officers under its 1996 Equity Incentive Plan and 2000 Equity Incentive Plan (the “Plans”).

     The Plans utilize multi-year vesting periods to encourage key employees to continue in the employ of Avigen. Through option grants, executives receive significant equity incentives to build long-term stockholder value. The exercise price of options granted under the Plans is 100% of fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if Avigen’s common stock appreciates over the long-term. The size of option grants is determined based primarily on Avigen’s philosophy of significantly linking executive compensation with stockholder interests, the individual criteria set forth below, and the Committee’s use of industry sources in order to be knowledgeable of compensation practices for companies of a similar size and development stage in the biotechnology industry. However, the Committee does not target any specific level as compared to industry average in determining stock option grants.

2005 Compensation for the period July 1, 2004 through June 30, 2005

     During the period ended June 30, 2005, Avigen determined that the scientific and regulatory challenges of developing gene therapy products, including the significant financial requirements, were no longer in the best

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interests of its stockholders. As a result, Avigen began to reform its management team and realign its business focus to develop and commercialize small molecule therapeutics to treat serious neurological disorders. In assessing Avigen’s overall performance at June 2005, the Committee based its assessment on the following corporate goals:

  Evaluate, identify and devlop new product candidates for clinical testing;

  Implement strategies to transition Avigen to a more product-oriented commercial focus;

  Establishing strategic corporate collaborations to facilitate product development and provide support for clinical testing; and

  Identifying additional potential uses for products which are currently under development.

     After consultation with Dr. Chahine, the Committee assessed the performance of Avigen’s executive officers other than Dr. Chahine with respect to achieving progress toward the strategic goals noted above, and weighted the progress of Avigen’s clinical programs more heavily. In particular, the Committee noted the following key accomplishments during the review period:

  Initiated AV201 clinical trial for Parkinson’s disease;

  Announced and managed strategic decision to discontinue internal funding of AAV-based technologies;

  Significantly reduced operating expenses;

  Implemented a Reduction-in-force consistent with the strategy to reposition Avigen;

  Identified and moved into formal development the compound for AV411 for neuropathic pain; and

  Strengthened the senior management team with the hire of a Chief Business Officer with significant commercialization experience.

     In evaluating these accomplishments, and reflecting the fact that the evaluation was being made very early in Avigen’s transition away from gene therapy programs, the Committee noted that the management team had made significant progress in restructuring its operations but noted that certain of the previous year’s Company objectives had not been accomplished to date. As such, the Committee modified the original recommendation from Dr. Chahine and adopted compensation adjustments for executive officers other than Dr. Chahine as follows:

  Base salary increases between 3 to 5%,

  Bonus awards ranging between 40% and 64% of the level targeted by the Committee, and

  Stock option grants at approximately one-third of prior year levels, resulting in stock option grants to purchase between 7,000 and 16,500 shares of common stock.

Chief Executive Officer Compensation for the period ending June 30, 2005

     The base salary, bonus, and stock option granted to Dr. Chahine, Avigen’s President and Chief Executive Officer during the period ending June 30, 2005, were determined in accordance with the criteria described in the “Base Salary,” “Bonus,” and “Long Term Incentives” sections of this report.

     The determination of Dr. Chahine’s 2005 compensation was based on several key assessment criteria that had been established by the Committee after consultation with Dr. Chahine. The principal areas for evaluation were as follows:

  The progress of Avigen’s pre-clinical and product development programs for Parkinson’s disease and for neuropathic pain;

  Progress toward the acquisition of new technology and/or products that would contribute to Avigen’s long-term potential;

  The building of a seasoned management team experienced in the acquisition, clinical development and commercialization of novel products for the treatment of neurological disorders; and

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  The management of Avigen’s financial resources to maximize operational efficiencies while lowering cash expenditures.

     The Committee evaluated the performance of Avigen with respect to each of these principal areas. In particular, the Committee noted that Avigen had continued to implement its transition from broad-based efforts to develop its AAV gene delivery platform to a new product development strategy exclusively focused on neurological disorders. The Committee evaluated Dr. Chahine’s performance based on the following key accomplishments:

  Progress to screen and perform due diligence on in-license opportunities to acquire new therapies for chronic neuropathic pain;

  Identification of AV411 as a potential development candidate for neuropathic pain; and

  Ongoing restructuring of Avigen personnel and expenditures resulting in a major reduction in Avigen’s cash burn rate.

     The Committee noted that progress in these areas would lead to a valuable expansion of Avigen’s clinical and commercial opportunities and specifically assigned a greater weighting to two key components of this transition related to the progress in divesting the AAV assets and identifying an in-licensing deal to further its focus on neurological disorders. Based on these assessments, the Compensation Committee recommended and the Board of Directors approved modifications to Dr. Chahine’s compensation package that included: an increase in base salary of 5%, to $395,378; a bonus award of 64% of the level targeted by the Committee, or $96,397; and a stock option grant to purchase 33,333 shares of Avigen’s common stock with an exercise price of $3.14 per share. These compensation adjustments, including the level of the grant of stock options, were comparable to the rest of the officers of Avigen.

2006 Compensation for the period July 1, 2005 through March 31, 2006

     As discussed above, in February 2006, Avigen’s Board of Directors adopted a proposal to change Avigen’s compensation review period to a calendar year and elected to facilitate the transition with two nine-month review periods ending March 31, 2006 and December 31, 2006. For the period ended March 31, 2006, the Committee based its assessment on the following corporate goals:

  In-license a later-stage development product candidate with existing human experience;

  Complete the divestiture of Avigen’s AAV assets and maximize the preservation of shareholder value through upfront and future milestone payments; and

  Continue to reduce operating expenses and cash burn associated with facilities and overhead.

     After consultation with Dr. Chahine, the Committee assessed the performance of Avigen’s other executive officers with respect to achieving progress toward these strategic goals. In particular, the Committee noted the following key accomplishments during the review period:

  In-license of AV650, a product that is marketed in Europe, from Sanochemia AG for the treatment of neuromuscular spasm and spasticity;

  Assignment to Genzyme Corporation of Avigen’s rights to certain AAV-related intellectual property, its gene therapy clinical trial programs for Parkinson’s disease and hemophilia, AAV-related contracts, and the use of previously manufactured clinical-grade vector materials for a $12 million initial payment and potential future milestone and royalty payments based on the successful development of products by Genzyme utilizing technologies previously developed by Avigen; and

  Subleasing of 26,000 square feet of underutilized facilities that are projected to reduce operating costs by approximately $5 million over the next 5 years.

     Avigen adopted the same performance evaluation metrics as applied to the previous period ending June 30, 2005 with the provision that the final compensation would be pro rated for the nine-month period. Dr. Chahine discussed the performance of the individual officers. In evaluating these accomplishments, the Committee noted

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that Avigen had significantly accomplished all of its key objectives, and adopted the recommendation from Dr. Chahine regarding the compensation adjustments for other executive officers as follows:

  Base salary increases of 4%,

  Bonus awards ranging between 80% and 95% of the pro rata annual level targeted by the Committee, and

  Stock option grants to purchase approximately 115,000 shares of common stock per executive officer.

Chief Executive Officer Compensation for the period ending March 31, 2006

     The criteria the Committee used for evaluating the performance of the Chief Executive Officer for the nine months ending March 31. 2006 was the same as the criteria used for the previous period..

     The base salary, bonus, and stock option granted to Dr. Chahine, Avigen’s President and Chief Executive Officer during the for the period ending March 31, 2006, were determined in accordance with the criteria described in the “Base Salary,” “Bonus,” and “Long Term Incentives” sections of this report, except that the amounts were pro rated for the nine-month period.

     The determination of Dr. Chahine’s 2006 compensation was based on the achievement of the key milestones listed above. The Committee also noted that concurrent with the completion of these objectives, Avigen also experienced a significant improvement in its most recent share price. Based on these assessments, the Committee recommend and the Board of Directors approved modifications to Dr. Chahine’s compensation package that included: an increase in base salary of 4% to $411,193; a bonus award of 80% of the pro rata annual level targeted by the Committee, or $95,000; and a stock option grant to purchase 150,000 shares of Avigen’s common stock with an exercise price of $5.06 per share.

Limitation on Deduction of Compensation Paid to Certain Named Executive Officers

     Section 162(m) of the Internal Revenue Code limits Avigen to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain Named Executive Officers (as defined in this proxy statement) in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Internal Revenue Code.

     The Compensation Committee believes that at the present time it is unlikely that the compensation paid to any Named Executive Officer in a taxable year will exceed $1 million. Therefore, the Compensation Committee has not established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as “performance-based compensation.”

COMPENSATION COMMITTEE

John K.A. Prendergast, Ph.D. (Chairman)
Chairman Zola Horovitz, Ph.D.
Daniel Vapnek, Ph.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Drs. Horovitz, Prendergast and Vapnek served as members of the Compensation Committee during the fiscal year ended December 31, 2004. No member of the Committee was, at any time during fiscal 2005, an officer or employee of Avigen. Dr. Prendergast was an executive officer of Avigen from December 1992 to 1995. There are no Compensation Committee interlocks between Avigen and any other entities involving our executive officers and Board members who serve as executive officers or Board members of such entities.

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PERFORMANCE MEASUREMENT COMPARISON3

     The following graph shows the total stockholder return of an investment of $100 in cash on December 31, 2000 for (i) Avigen’s common stock, (ii) the Nasdaq National Market (U.S.), (iii) the American Stock Exchange Biotechnology Index (the “AMEX Biotechnology”) and (iv) the RDG MicroCap Biotechnology Index. In the past years, Avigen has used AMEX Biotechnology as a comparative published industry index. Avigen believes that, as a published industry index composed of approximately 250 biotech companies with a market capitalization limit of $300 million, the RDG MicroCap Biotechnology provides a more accurate representation of Avigen’s peers in the biotech industry, and intends to use the RDG MicroCap Biotechnology as the comparative index going forward. All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AVIGEN, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RDG MICROCAP BIOTECHNOLOGY INDEX

HOUSEHOLDING OF PROXY MATERIALS

     The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

     This year, a number of brokers with account holders who are Avigen stockholders will be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are
____________________

3 This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Avigen under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

33.

notified otherwise or until you notify your broker or Avigen that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may (1) notify your broker, (2) direct your written request to: Investor Relations, Avigen, Inc., 1301 Harbor Bay Parkway, Alameda, California 94502, or (3) contact our Controller, Andrew Sauter, at (510) 748-7150. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, Avigen will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

M. Christina Thomson
Vice President, Corporate Counsel and Secretary and Secretary

April 19, 2006

A copy of Avigen’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal ended December 31, 2005 is available without charge upon written request to: Investor Relations, Avigen, Inc., 1301 Harbor Bay Parkway, Alameda, California 94502.

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APPENDIX A

Avigen, Inc.
2006 Equity Incentive Plan
Adopted by the Board of Directors: February 22, 2006
[Approved by the Stockholders: May 31, 2006]
Termination Date: February 21, 2016

1. GENERAL.

     (a) Amendment and Restatement. The Plan is intended as a complete amendment and restatement of the Company’s 2000 Equity Incentive Plan (the “Prior Plan”). All outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan. All Stock Awards granted subsequent to the effective date of this Plan shall be subject to the terms of this Plan.

     (b) Eligible Stock Award Recipients. The persons eligible to receive discretionary Stock Awards are Employees, Directors and Consultants.

     (c) Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iv) Stock Bonus Awards, (v) Stock Appreciation Rights, (vi) Stock Unit Awards, and (vii) Other Stock Awards.

     (d) General Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2. DEFINITIONS.

     As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

     (a) “Affiliate” means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

     (b) “Board” means the Board of Directors of the Company.

     (c) “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

     (d) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

               (i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the

35.

issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

               (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

               (iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

               (iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

               (v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

     The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

     Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

     (e) “Code” means the Internal Revenue Code of 1986, as amended.

     (f) “Committee” means a committee of one (1) or more members of the Board to whom authority has been delegated by the Board in accordance with Section 3(c).

     (g) “Common Stock” means the common stock of the Company.

     (h) “Company” means Avigen, Inc., a Delaware corporation.

     (i) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member

36.

of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

     (j) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

     (k) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

               (i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

               (ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

               (iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

               (iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

     (l) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (m) “Director” means a member of the Board.

     (n) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     (o) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

     (p) “Entity” means a corporation, partnership or other entity.

     (q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (r) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any

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Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 14, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

     (s) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the last market trading day prior to the day of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

               (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

     (t) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (u) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

     (v) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

     (w) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (x) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

     (y) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (z) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (aa) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

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     (bb) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (cc) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

     (dd) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

     (ee) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

     (ff) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: i) earnings per share; ii) earnings before interest, taxes and depreciation; iii) earnings before interest, taxes, depreciation and amortization EBITDA); iv) net earnings; v) total stockholder return; vi) return on equity; vii) return on assets, investment, or capital employed; viii) operating margin; ix) gross margin; x) operating income; xi) net income before or after taxes); xii) net operating income; xiii) net operating income after tax; xiv) pre- and after-tax income; xv) pre-tax profit; xvi) operating cash flow; xvii) sales or revenue targets; xviii) increases in revenue or product revenue; xix) expenses and cost reduction goals; xx) improvement in or attainment of expense levels; xxi) improvement in or attainment of working capital levels; xxii) economic value added; xxiii) market share; xxiv) cash flow; xxv) cash flow per share; xxvi) share price performance; xxvii) debt reduction; xxviii) implementation or completion of projects or processes; xxix) customer satisfaction; xxx) total stockholder return; xxxi) stockholders’ equity; and xxxii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

     (gg) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or a relevant index. The Board is authorized to make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: i) to exclude restructuring and/or other nonrecurring charges; ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; iv) to exclude the effects of any statutory adjustments to corporate tax rates; and v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. The Board also retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

     (hh) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award.

     (ii) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 10h).

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     (jj) “Plan” means this Avigen, Inc. 2006 Equity Incentive Plan.

     (kk) “Prior Plan” has the meaning set forth in Section 1a).

     (ll) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     (mm) “Securities Act” means the Securities Act of 1933, as amended.

     (nn) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7d).

     (oo) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

     (pp) “Stock Award” means any right granted under the Plan, including an Option, a Stock Purchase Award, Stock Bonus Award, a Stock Appreciation Right, a Stock Unit Award, an Other Stock Award, or a Performance Stock Award.

     (qq) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (rr) “Stock Bonus Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7b).

     (ss) “Stock Bonus Award Agreement” means a written agreement between the Company and a holder of a Stock Bonus Award evidencing the terms and conditions of a Stock Bonus Award grant. Each Stock Bonus Award Agreement shall be subject to the terms and conditions of the Plan.

     (tt) “Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7a).

     (uu) “Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

     (vv) “Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7c).

     (ww) “Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Stock Unit Award evidencing the terms and conditions of a Stock Unit Award grant. Each Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

     (xx) “Subsidiary” means, with respect to the Company, i) any corporation of which more than fifty percent 50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and ii) any partnership in which the Company has a direct or indirect interest whether in the form of voting or participation in profits or capital contribution) of more than fifty percent 50%).

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     (yy) “Ten Percent Stockholder” means a person who Owns or is deemed to Own pursuant to Section 424d) of the Code) stock possessing more than ten percent 10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

3. ADMINISTRATION.

     (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

     (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) determine from time to time: (1) which of the persons eligible under the Plan shall be granted Stock Awards; (2) when and how each Stock Award shall be granted; (3) what type or combination of types of Stock Awards shall be granted; (4) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and (5) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

               (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (iii) To amend the Plan or a Stock Award as provided in Section 12.

               (iv) To terminate or suspend the Plan as provided in Section 13.

               (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

               (vi) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

               (i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

               (ii) Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee

41.

Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

     (d) Delegation to an Officer. The Board may delegate to one or more Officers of the Company the authority to do one or both of the following (i) designate Officers and Employees of the Company or any of its Subsidiaries to be recipients of Stock Awards and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to Stock Awards granted to such Officers and Employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 3(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2(s)(ii) above.

     (e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. SHARES SUBJECT TO THE PLAN.

     (a) Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed, in the aggregate, five million (5,000,000) shares of Common Stock. Such number of shares reserved for issuance consists solely of the number of shares reserved under the Prior Plan.

     (b) Reversion of Shares to the Share Reserve.

               (i) Shares Available For Subsequent Issuance. If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan.

               (ii) Shares Not Available for Subsequent Issuance. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award, the number of shares that are not delivered to the Participant shall not remain available for subsequent issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of withholding taxes incurred in connection with the exercise of an Option, Stock Appreciation Right, or the issuance of shares under a Stock Purchase Award, Stock Bonus Award, or Stock Unit Award, the number of shares that are not delivered to the Participant shall not remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall not remain available for subsequent issuance under the Plan.

               (iii) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 4(b), subject to the provisions of Section 11(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be five million (5,000,000) shares of Common Stock.

     (c) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

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5. ELIGIBILITY.

     (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

     (b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Section 162(m) Limitation. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than one million (1,000,000) shares of Common Stock.

     (d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6. OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date of grant, or such shorter period specified in the Option Agreement; provided, however, that an Incentive Stock Option granted to a Ten Percent Stockholder shall be subject to the provisions of Section 5(b).

     (b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

     (c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

     (d) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(d) are:

43.

               (i) by cash or check;

               (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

               (iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock; or

               (iv) in any other form of legal consideration that may be acceptable to the Board.

     (e) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

               (i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

               (ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order.

               (iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (f) Vesting of Options Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

     (g) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

     (h) Extension of Termination Date. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

     (i) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of

44.

Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

     (j) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

     (a) Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Purchase Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical; provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

               (i) Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

               (ii) Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (i) in cash or by check at the time of purchase, (ii) by past or future services rendered to the Company or an Affiliate, or (iii) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

               (iii) Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

               (iv) Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board’s election, the price paid for all shares of Common Stock so repurchased or reacquired by the Company may be at the lesser of: (i) the Fair Market Value on the relevant date, or (ii) the Participant’s original cost for such shares. The Company shall not be required to exercise its repurchase or reacquisition option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following the Participant’s purchase of the shares of stock acquired pursuant to the Stock Purchase Award unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

               (v) Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in

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the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

     (b) Stock Bonus Awards. Each Stock Bonus Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Bonus Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Bonus Award Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Award Agreements need not be identical; provided, however, that each Stock Bonus Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

               (i) Consideration. A Stock Bonus Award may be awarded in consideration for (i) past or future services rendered to the Company or an Affiliate, or (ii) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

               (ii) Vesting. Shares of Common Stock awarded under a Stock Bonus Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

               (iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Stock Bonus Award Agreement.

               (iv) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Stock Bonus Award Agreement remains subject to the terms of the Stock Bonus Award Agreement.

     (c) Stock Unit Awards. Each Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Stock Unit Award Agreements need not be identical; provided, however, that each Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

               (i) Consideration. At the time of grant of a Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

               (ii) Vesting. At the time of the grant of a Stock Unit Award, the Board may impose such restrictions or conditions on the vesting of the Stock Unit Award as it, in its sole discretion, deems appropriate.

               (iii) Payment. A Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Stock Unit Award Agreement.

               (iv) Additional Restrictions. At the time of the grant of a Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Stock Unit Award to a time following the vesting of such Stock Unit Award.

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               (v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Stock Unit Award, as determined by the Board and contained in the Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Stock Unit Award Agreement to which they relate.

               (vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Stock Unit Award Agreement, such portion of the Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

     (d) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

               (i) Term. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of grant, or such shorter period specified in the Stock Appreciation Right Agreement.

               (ii) Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right granted as a stand-alone or tandem Stock Award shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

               (iii) Calculation of Appreciation. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (ii) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

               (iv) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

               (v) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

               (vi) Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and set forth in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

               (vii) Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

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     (e) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8. COVENANTS OF THE COMPANY.

     (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

     (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. USE OF PROCEEDS FROM SALES OF COMMON STOCK.

     Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. MISCELLANEOUS.

     (a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Stock Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

     (d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

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     (e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

     (f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

     (g) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

     (h) Performance Awards. A Performance Stock Award is a Stock Award that may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum benefit to be received by any Participant in any calendar year attributable to Stock Awards described in this Section 10(h) shall not exceed the value of one million (1,000,000) shares of Common Stock.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

     (a) Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the effective date of the Plan set forth in Section 14 without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 4(b), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 5(c) and 10(h), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

     (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option may be

49.

repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

     (c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Stock Award:

               (i) Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3(b).

               (ii) Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

               (iii) Stock Awards Held by Former Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

               (iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (ii) any exercise price payable by such holder in connection with such exercise.

     (d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

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12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.

     (b) Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

     (c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

     (e) Amendment of Stock Awards. The Board, at any time and from time to time, may amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

14. EFFECTIVE DATE OF PLAN.

     The Plan (as an amendment and restatement of the Prior Plan) shall become effective upon approval by the stockholders at the 2006 Annual Meeting.

15. CHOICE OF LAW.

     The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

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1301 HARBOR BAY PARKWAY
ALAMEDA, CA 94502

TO VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Do not return your proxy card if you are voting by Internet.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Avigen, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you call and then follow the simple instructions the Vote Voice provides you. Do not return your proxy card if you are voting by telephone.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Avigen, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AVIGEN	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AVIGEN, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

PROPOSAL 1:	To elect two directors to hold office until the 2009 Annual Meeting of Stockholders.		The Board Recommends ê For All Nominees ☐	Withhold Authority to Vote For All Nominees ☐	For All Nominees Except ☐	To withhold authority to vote, mark “For All Nominees Except” and write the nominee’s number on the line below.
	Nominees:	01) John K. A. Prendergast, Ph.D. 02) Richard J. Wallace

The Board Recommends ê
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS						For	Against	Abstain

PROPOSAL 2:	To approve the Avigen, Inc. 2006 Equity Incentive Plan, which is an amendment and restatement of the currently existing 2000 Equity Incentive Plan.					☐	☐	☐

PROPOSAL 3:	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Avigen’s independent registered public accounting firm for its fiscal year ending December 31, 2006.					☐	☐	☐

These items of business are more fully described in the Proxy Statement accompanying this Proxy.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

For comments, please check this box and write the changes on the back where indicated			☐

Please indicate if you plan to attend this meeting	☐	☐

	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

52.

AVIGEN, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 31, 2006

     The undersigned hereby appoints KENNETH G. CHAHINE and M. CHRISTINA THOMSON, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Avigen, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Avigen, Inc. to be held at the Benjamin Hotel at 125 East 50th Street, New York, New York,in the Morrison Room, on Wednesday, May 31, 2006 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR BOTH NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Comments:

(If you noted any comments above, please mark corresponding box on reverse side.)

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